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                                                                   EXHIBIT 10.45

                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

     This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this "AGREEMENT") is made as of February 21, 2002, among (i) U.S. Bank National Association, as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as hereinafter defined), (ii) the Exchanging Holders (as defined in the Second Exchange Agreement, defined below), (iii) iBasis, Inc., a Delaware corporation (the "COMPANY"), and iBasis Global, Inc., a Delaware corporation ("iBASIS GLOBAL", and together with the Company, the "BORROWERS"), and (iv) iBasis Securities corporation, a Massachusetts corporation (the "GUARANTOR" and, together with the Borrowers, the "COMPANIES").

     WHEREAS, pursuant to a Securities Exchange Agreement dated as of January 30, 2003 (the "SYMPHONY EXCHANGE AGREEMENT"), among the Borrowers, the Guarantor, the Symphony Funds identified on the signature pages thereto (collectively, the "SYMPHONY FUNDS"), and the Collateral Agent, the Symphony Funds exchanged an aggregate principal amount of $30,200,000 of the Company's
5 3/4% Convertible Subordinated Notes due 2005 for (a) an aggregate principal amount of $15,100,000 of the Borrower's 11.5% Senior Secured Notes due 2005 and
(b) warrants exercisable for an aggregate of 3,071,184 shares of Common Stock, $0.001 par value, of the Company;

     WHEREAS, pursuant to a Securities Exchange Agreement dated as of February 21, 2003 (the "SECOND EXCHANGE AGREEMENT" and, together with the Symphony Exchange Agreement, the "EXISTING EXCHANGE AGREEMENTS"), among the Borrowers, the Guarantor, JMG Triton Offshore Fund Limited CITCO and such other Exchanging Holders identified on the signature pages thereto, and the Collateral Agent, the Exchanging Holders propose to exchange an aggregate principal amount of $7,950,000 of Convertible Notes due for (a) an aggregate principal amount of $3,975,000 of the Borrower's 11.5% Senior Secured Notes due 2005 and (b) warrants exercisable for an aggregate of 727,627 shares of Common Stock, $0.001 par value, of the Company;

     WHEREAS, the Borrowers may exchange additional Convertible Notes pursuant to the Second Exchange Agreement (including exchanges pursuant to any Joinder Agreement, as defined therein) or may enter into additional Permitted Exchange Agreements (as defined below), pursuant to which the Borrowers may issue additional Notes and other securities in exchange for Convertible Notes pursuant to the terms thereof after the date hereof with other holders of Convertible Notes, to the extent such transactions are not prohibited pursuant to the terms of the Existing Exchange Agreements;

     WHEREAS, the Guarantor has guaranteed the obligations of the Borrowers under (i) the Symphony Exchange Agreement and the Notes issued thereunder pursuant to a Guarantee dated as of January 30, 2003 (the "SYMPHONY GUARANTEE"), and (ii) the Second Exchange Agreement pursuant to a Guarantee dated as of February 21, 2003 (such Guarantee, together with the Symphony Fund Guaranty, the "EXISTING GUARANTEES");

     WHEREAS, the Guarantor may also guarantee the obligations of the Borrowers under any Permitted Exchange Agreements and any new Notes issued pursuant thereto ("PERMITTED GUARANTEES");

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     WHEREAS, in connection with the Existing Exchange Agreements, the Companies and the Collateral Agent have entered into certain security agreements and related documents pursuant to which each Company has granted or agreed to grant to the Collateral Agent, for its benefit and the equal and ratable benefit of the Exchanging Holders under the Existing Exchange Agreements, a security interest in and lien upon the Collateral;

     WHEREAS, pursuant to any Permitted Exchange Agreements, the Companies and the Collateral Agent may enter into new security agreements and related documents pursuant to which each Company may grant or agree to grant to the Collateral Agent, for the equal and ratable benefit of any Exchanging Holders who are party to such Permitted Exchange Agreements, a security interest in and lien upon the Collateral; and

     WHEREAS, the parties hereto wish to set forth their relative rights and priorities with respect to the Collateral as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. DEFINITIONS.

     1.1. DEFINITIONS. Any capitalized terms appearing but not otherwise defined shall have the meanings assigned to such terms in the Second Exchange Agreement. The following terms shall have the meanings set forth in this
Section 1 or elsewhere in the provisions of this Agreement referred to below:

     ACT. See Section 2.2.

     ACTIONABLE DEFAULT. Any Event of Default under and as defined in any Exchange Agreement.

     COLLATERAL. Any of the properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, of the Companies in which the Companies have at the time of reference granted a Lien to the Collateral Agent to secure any of the Exchanging Holder Debt and which has not been released pursuant to the terms hereof.

     COLLATERAL AGENT. As defined in the preamble hereto unless and until a successor Collateral Agent shall have been appointed pursuant to Section 5.3 hereof, and thereafter "Collateral Agent" shall mean such successor Collateral Agent.

     CONVERTIBLE NOTES. The Company's 5 3/4% Convertible Subordinated Notes due 2005, issued pursuant to the Indenture dated as of March 15, 2000, between the Company and The Bank of New York, as trustee (as amended, modified or supplemented from time to time).

     CREDIT DOCUMENTS. Collectively, this Agreement, the Fiscal Agency Agreement, the Notes, the Existing Exchange Agreements and the Security Documents (as defined herein).

     CREDIT FACILITY. The credit facility created under the Senior Loan Agreement in an aggregate maximum principal amount not to exceed $40,000,000, as reduced from time to time by permanent reductions thereto, and any refinancing or renewal of such Indebtedness, which in no event shall exceed $40,000,000.

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     EXCHANGE AGREEMENTS. Collectively, the Existing Exchange Agreements and any
Permitted Exchange Agreements.

     EXCHANGING HOLDER DEBT. Collectively, the Obligations, as such term is defined in the Existing Exchange Agreements, and any "Obligations" as defined in any Permitted Exchange Agreement.

     EXCHANGING HOLDERS. Collectively, the Symphony Funds, JMG Triton Offshore Fund Limited CITCO and such other Exchanging Holders that from time to time become party to the Second Exchange Agreement, and any other Person that exchanges its Convertible Notes for Notes pursuant to a Permitted Exchange Agreement.

     EXPOSURE. With respect to any Exchanging Holder, the outstanding principal amount of the Notes held by such Exchanging Holder, as the case may be.

     GUARANTEES. Collectively, the Existing Guarantees and any Permitted Guarantees.

     INDEBTEDNESS. With respect to any Person, all obligations, contingent or otherwise, which in accordance with generally accepted accounting principles are required to be classified upon the balance sheet of such specified Person as liabilities.

     LIEN. Any consensual mortgage, security deed, deed of trust, pledge, lien, security interest or other voluntary encumbrance, whether now existing or hereafter created, acquired or arising.

     NOTES. The Borrower's 11.5% Senior Secured Notes due 2005 in an aggregate principal amount of up to $28,750,000, issued pursuant to the Existing Exchange Agreements and any Permitted Exchange Agreement.

     NOTICE OF ACTIONABLE DEFAULT. A notice by Exchanging Holders delivered to the Collateral Agent, stating that an Actionable Default has occurred. A Notice of Actionable Default shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has actually received from the notifying party a notice withdrawing such notice. A Notice of Actionable Default shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded.

     PERMITTED EXCHANGE AGREEMENT. Any securities exchange agreement or agreements that may be entered into from time to time after the date hereof, (i) pursuant to which the Borrowers may issue additional Notes and other securities in exchange for Convertible Notes, (ii) that has or have been executed and delivered by the Borrowers, the holders of such Convertible Notes and the Collateral Agent and (iii) that otherwise complies with Section 1.3 hereof; as any such agreement may subsequently be amended, renewed, extended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

     PERSON. Any individual, partnership, joint venture, limited liability company, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     RATABLE SHARE. With respect to each Exchanging Holder, the percentage obtained by dividing such Exchanging Holder's Exposure by the Total Exposure.

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     REQUIRED HOLDERS. The Holders holding Notes in an outstanding principal amount greater than 50% of the total outstanding principal amount of all Notes.

     SECURED OBLIGATIONS. Collectively, the Exchanging Holder Debt, any Obligations owing to the Collateral Agent, the Fiscal Agent or the Warrant Agent pursuant to any of the Credit Documents and the obligations of the Companies owing to the Collateral Agent hereunder.

     SECURED PARTIES. The Collateral Agent for its benefit (as Collateral Agent and as Fiscal Agent or Warrant Agent, as applicable) and for the benefit of each of the Exchanging Holders.

     SECURITY AGREEMENTS. Collectively, (i) the Security Agreement dated as of January 30, 2003, between the Borrowers, the Guarantor and the Collateral Agent, which security agreement was executed and delivered in connection with the Symphony Exchange Agreement, (ii) the Security Agreement dated as of February 21, 2003, between the Borrowers, the Guarantor and the Collateral Agent, which security agreement was executed and delivered in connection with the Second Exchange Agreement, and (iii) any security agreement executed and delivered by the Borrowers, the Guarantor and the Collateral Agent in connection with any Permitted Exchange Agreement.

     SECURITY DOCUMENTS. Collectively, the Security Agreements and the
Guarantees.

     SENIOR LENDER.  Silicon Valley Bank, a California chartered bank.

     SENIOR LOAN AGREEMENT. The Loan and Security Agreement dated as of December 30, 2002, by and among the Borrowers and the Senior Lender.

     SUBORDINATION AGREEMENT. The Subordination Agreement dated as of January 30, 2003, among the Senior Lender, the Holders and the Collateral Agent, as amended, restated or supplemented from time to time in accordance with the terms thereof.

     TOTAL EXPOSURE. The sum of all Exchanging Holders' Exposure.

     1.2. TERMS GENERALLY. The definitions in Section 1.2 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require.

     1.3. PERMITTED EXCHANGE AGREEMENTS AND RELATED SECURITY DOCUMENTS. The Collateral Agent shall be and hereby is authorized to accept, execute and deliver (i) the Security Agreement executed and delivered by the Borrowers and the Guarantor in connection with the Second Exchange Agreement, and (ii) any agreement hereinafter designated by the Company as a "Permitted Exchange Agreement", and any accompanying Security Agreement and Guarantee; PROVIDED, HOWEVER, that in the case of any such Permitted Exchange Agreement (a) the terms thereof shall expressly provide that the holder(s) of Convertible Notes that are a party thereto accept and agree to be bound by, the terms of this Agreement and the Subordination Agreement, and (b) the Company shall provide a certificate to the Collateral Agent certifying to the effect that such agreement is a "Permitted Exchange Agreement" as that term is defined herein and is not prohibited pursuant to the terms of the Existing Exchange Agreements. The Collateral Agent shall be entitled to rely exclusively on any such certificate and shall not be under any duty or obligation to examine, review or evaluate the terms of any such Permitted Exchange Agreement,

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Security Agreement or Guarantee, whether for compliance with the terms hererof or for compliance with any of the Existing Exchange Agreements or otherwise, and the Collateral Agent shall have no responsibility for the acceptability or sufficiency of the terms thereof for any purpose. The Collateral Agent shall not be under any obligation, to accept, execute or deliver any such Permitted Exchange Agreement, Security Agreement or Guarantee if any of the terms thereof applicable to the Collateral Agent, or its duties, obligations, rights, immunities or indemnities thereunder are not acceptable to it.

            2. RECOURSE OF SECURED PARTIES; ACTS OF SECURED PARTIES.

     2.1. RECOURSE OF SECURED PARTIES. Each of the Secured Parties acknowledges and agrees that (i) it shall only have recourse to the Collateral through the Collateral Agent and that it shall have no independent recourse to the Collateral and (ii) the Collateral Agent shall have no obligation to take any action, or refrain from taking any action, except upon instructions from the Required Holders in accordance with Section 2.2 hereof. Nothing contained herein shall restrict the Exchanging Holders' rights to pursue remedies, by proceedings in law and equity, to collect principal or interest due under any Exchange Agreement, any Notes or any Guarantees, or to enforce payments under and the performance of and provisions of any Exchange Agreement, any Note or any Guarantee, to the extent that such remedies do not relate to the Collateral or interfere with the Collateral Agent's right to take action hereunder or under the Security Documents.

     2.2. ACTS OF SECURED PARTIES. Except as provided in Section 3 hereof, any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Exchanging Holders, may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments satisfactory in form to the Collateral Agent and signed by or on behalf of the Exchanging Holders and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the Persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon an Act of any Exchanging Holders if such Act purports to be taken by or on behalf of such Exchanging Holders, and nothing in this Section 2.2 or elsewhere in this Agreement shall be construed to require the Collateral Agent to demonstrate that it has been authorized by the Required Holders or the Demand Holders, as appropriate, to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of the Exchanging Holders.

     2.3. DELIVERABLES, FILINGS AND OTHER COMPLIANCE ACTION UNDER SECURITY DOCUMENTS. Without limiting the generality of Section 2.1 above, and notwithstanding any term to the contrary contained herein or in any Security Document, the Collateral Agent shall not be under any obligation or duty to take any action to determine, compel, monitor or enforce the Borrower's compliance with the terms of any Security Document, including without limitation with respect to any instrument, agreements, documents or other items (including any item of Collateral) required by the terms thereof to be delivered, executed or filed by the Borrowers, or to preserve, protect or maintain the perfection of any security interest, or to take any action to realize upon or liquidate any Collateral, unless and except to the extent, in each case, the Collateral Agent is expressly and specifically instructed pursuant to Section 2.2 by Act of the Required Holders or, if after the occurrence of an Actionable Default, the Demand Holders (and in such case subject to the terms of this Agreement). Without limiting the generality of the foregoing (and unless and except to the extent expressly and specifically instructed by Act of the Required Holders or, if after the occurrence of an Actionable Default, the Demand Holders, in

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each instance), the Collateral Agent shall not be under any duty or obligation to take, or be responsible for, any of the following actions or performance of any of the following requirements under or in respect of any Security Agreement (the sectional references that follow refer to Sections of the Security Agreement entered into in connection with the Second Exchange Agreement, and the comparable provisions of any other Security Agreement): (i) any determination that all certificates representing pledged stock, stock transfer powers, control statements, UCC financing statements or evidence of registration of uncertificated equity interests have been delivered as required by Section 3.3.1, (ii) any determination that all instruments required by Section 3.3.2 have been delivered, (iii) any determination that any evidence of insurance coverage required by Section 3.3.7 has been delivered, (iv) any determination that any memoranda of Intellectual Property required by Section 3.3.8 have been delivered, (v) to make, or to determine whether there have been made, any filings with the Patent and Trademark Office, U. S. Copyright Office or other applicable office as required by Section 3.3.8, (vi) to determine whether bank and deposit accounts are held in compliance with Section 3.3.9, or (vii) to make any UCC filngs that may be required by, or to determine whether the Borrowers have delivered all instruments and taken such actions for perfection as required by Section 3.3.12 of the Security Agreement, from time to time. Upon reasonable written request by any Holder from time to time, the Collateral Agent shall (at the requesting Holder's expense) provide a listing of any items of Collateral that have been delivered to it and that are then held in its possession, and any filings that have been made of which it is aware, pursuant to any related Security Agreement.

     2.4. SUBORDINATION AGREEMENT. Each of the Secured Parties acknowledges and agrees to be bound by, and agrees that its rights and remedies hereunder and under any of the Security Documents shall be subject to, the Subordination Agreement.

                         3. DUTIES OF COLLATERAL AGENT.

     3.1. ACTIONS UNDER SECURITY DOCUMENTS. The Collateral Agent shall not have any duties or obligation under, and shall not be obligated to take any action under, this Agreement or any of the Security Documents except for the performance of such duties as are specifically set forth herein or therein. No implied duties shall be read into this Agreement or any of the Security Documents on the part of the Collateral Agent. Subject to the provisions of this
Section 3 and Section 5 hereof, the Collateral Agent shall take any action under or with respect to the Security Documents which is requested by the Required Holders or, if after the occurrence of an Actionable Default, the Demand Holders, and which is not inconsistent with or contrary to the provisions of this Agreement or the Credit Documents; PROVIDED that the Collateral Agent shall not amend or waive any provision of the Security Documents except in accordance with Section 9 hereof. The Collateral Agent shall give notice to each of the Exchanging Holders: (a) upon receipt of a Notice of Actionable Default or cancellation of any Notice of Actionable Default, (b) upon receipt of a written notice of a default under any security document pursuant to which the Companies have granted a lien to a lender other than to the Senior Lender under the Senior Loan Agreement or the Exchanging Holders and (c) in the event the Collateral Agent elects to waive a material delivery requirement under the Security Documents. At any time when a Notice of Actionable Default shall have been given and shall be outstanding, the Collateral Agent shall, subject in all cases to the provisions of this Section 3 and Section 5 hereof, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Security Documents or any of them in accordance with any specific written instructions received from the Demand Holders. The Demand Holders may direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent, or of exercising any trust or power conferred on the Collateral Agent, or for the appointment of a receiver, or to direct the taking or refraining from taking of any action authorized by this Agreement or any Security Document; provided that

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such direction shall not conflict with any provision of law or this Agreement.
The Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent, being advised by counsel, determines that the directed action is not permitted by the terms of this Agreement, the Security Documents or the other Credit Documents, may not lawfully be taken or would involve it in personal liability. Notwithstanding any term hereof or in any Security Agreement to the contrary, the Collateral Agent shall not in any instance be required to take any such action pursuant to this Agreement or any of the Security Documents (whether at the direction of Demand Holders or otherwise) that it reasonably determines may cause it to incur or risk any cost, expense or liability for which it is not adequately indemnified, unless satisfactory indemnity is provided to it. Subject to Section 5 hereof, the Collateral Agent may rely on any such direction given to it by the Demand Holders and shall be fully protected, and shall under no circumstances (absent the gross negligence and willful misconduct of the Collateral Agent) be liable to the Companies, any holder of any Secured Obligations or any other Person for taking or refraining from taking action in accordance therewith. Absent written instructions from the Demand Holders at a time when a Notice of Actionable Default shall be outstanding or from the Required Holders in the case of an emergency in order to protect any of the Collateral, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Exchanging Holders and shall give notice to each of the Exchanging Holders of any such actions taken.

     3.2    ACTIONS WITH RESPECT TO THE COLLATERAL.

     Each of the Companies and each of the Exchanging Holders hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Collateral Agent's discretion, subject to Sections 2.1 and 3.1 hereof, so long as any Notice of Actionable Default is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Company hereby acknowledges that the Collateral Agent shall have all powers and remedies set forth in the Security Documents, subject to Sections 2.2 and 3.1 hereof.

         4. PRIORITY OF RIGHTS AGAINST COLLATERAL AND PROCEEDS THEREOF.

     It is the intent of the parties hereto that each of the Exchanging Holders shall be paid from the proceeds of the Collateral their Ratable Share, subject, however, to the following:

            (a) If and to the extent the Collateral Agent receives any identifiable net cash proceeds of any of the Collateral following an Actionable Default, such amounts shall be applied (i) FIRST, to reimburse the Collateral Agent for any and all reasonable fees, costs, expenses, disbursements and losses which shall have been incurred by the Collateral Agent in connection with the collection of such proceeds by the Collateral Agent, for the exercise, protection or enforcement by the Collateral Agent of all or any of the rights, remedies, powers and privileges of the Collateral Agent under any of the Security Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Collateral Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Collateral Agent to such proceeds and
     (ii) SECOND, to the payment of any other Secured Obligations owing to the Collateral Agent (whether in its capacity as such, or as Fiscal Agent or Warrant Agent), and (iii) THIRD,

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     each Exchanging Holder shall receive its Ratable Share of such amounts until indefeasible payment in full of the Secured Obligations up to the Total Exposure.

            (b) If the Collateral Agent receives any non-cash distributions or proceeds in respect of the Collateral, then, unless the Security Documents expressly provide to the contrary, the Collateral Agent shall hold such non-cash distributions and proceeds thereof as Collateral upon the terms of this Agreement and the Security Documents until converted to cash and thereupon distributed in accordance with paragraph (a) of this Section 4.

                       5. CONCERNING THE COLLATERAL AGENT.

     5.1. LIMITATIONS ON RESPONSIBILITY OF COLLATERAL AGENT. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any Security Document, except for those expressly made by it herein or therein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Companies to the Collateral, as to the security afforded by this Agreement or any Security Document or, except as set forth in Section 6, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Security Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Companies or to the holders of any of the Secured Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Companies of any of the covenants or agreements contained herein or any of the Credit Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such Person in connection with this Agreement or any Security Document except for such Person's own gross negligence or willful misconduct. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such Person in accordance with any notice given by the Required Holders or, if after the occurrence of an Actionable Default, the Demand Holders, pursuant to the terms of this Agreement. The Collateral Agent may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it absent gross negligence or willful misconduct.

     5.2. RELIANCE BY COLLATERAL AGENT; ETC. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Actionable Default unless and until the Collateral Agent shall have received a Notice of Actionable Default or with respect to any other matter pertinent to this Agreement or any Security Document unless and except to the extent it has received written notice thereof or has actual knowledge thereof. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a Notice of Actionable Default to inquire whether an Actionable Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any certificate furnished to it by the Demand Holders and shall have no obligation, absent written instructions from the Demand Holders, to take or omit to take any action with

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                                       -9-

respect to such Notice of Actionable Default. The Collateral Agent may rely upon and shall be protected in acting or refraining from acting upon any notice, instruction, certificate, report, correspondence, direction, instrument, statement, request or other document furnished to it hereunder or pursuant to any Security Document and reasonably believed by it to be genuine and, if applicable, to have been signed or presented by the proper person, and shall have no responsibility or duty to make inquiry as to or to determine the genuineness, accuracy or validity thereof (or any signature appearing thereon), or of the authority of the Person signing or presenting the same. With respect to any matter arising hereunder or under any of the Security Documents, the Collateral Agent may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with such opinion or advice. Any permissive right or power granted to the Collateral Agent hereunder or under any Security Document shall not be construed to be a duty. In no event shall the Collateral Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Collateral Agent has been informed of the likelihood of such loss or damage and regardless of the form of action. The terms of this Agreement are in addition to (and shall not be construed to be exclusive of or to limit) all rights, protections, immunites and indemnities in favor of the Collateral Agent or to which it is entitled under the terms of the Exchange Agreements.

            5.2.1. NO OBLIGATION TO ACT. If the Collateral Agent has been requested by the Required Holders or, if after the occurrence of an Actionable Default, the Demand Holders, to take any specific action pursuant to any provision of this Agreement, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless, if so requested by the Collateral Agent, it shall have been provided indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

            5.2.2. DISPUTES. If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral Agent hereunder or under any Security Document, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.

     5.3.   RESIGNATION AND REMOVAL OF THE COLLATERAL AGENT.

            5.3.1  RESIGNATION.

            The Collateral Agent may at any time resign by giving written notice thereof to each Secured Party and the Companies, PROVIDED that no resignation shall be effective until a successor for the Collateral Agent is appointed. Upon notice of such resignation, the Required Holders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Holders and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent, which shall be a financial institution having a capital and surplus of at least One Hundred Million Dollars ($100,000,000). Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation, the provisions of this Agreement and the Security Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent (including with respect to the payment of Secured Obligations that may be owing to it). Any corporation or entity into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation or entity resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be a Collateral Agent under this Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

            5.3.2  REMOVAL.

            Upon not less than thirty (30) days notice to U.S. Bank National Association, the Required Holders may remove U.S. Bank National Association as Collateral Agent hereunder for cause and appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's removal, the provisions of this Agreement and the Security Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent (including with respect to the payment of Secured Obligations that may be owing to it).

     5.4. EXPENSES AND INDEMNIFICATION BY THE COMPANIES. By countersigning this Agreement, the Companies jointly and severally agree (i) to pay reasonable compensation to the Collateral Agent, (ii) to reimburse the Collateral Agent, on demand, for any reasonable costs, expenses and disbursements incurred by the Collateral Agent, including reasonable counsel fees and disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Security Document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Secured Parties hereunder or under the Security Documents, and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys fees and costs) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any Security Document or any action taken or omitted by them under this Agreement or any Security Document; PROVIDED that the Companies shall not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement. A statement by the Collateral Agent that is submitted to the Companies with respect to the amount of such expenses and containing a basic description thereof and/or the amount of its indemnification obligation shall be PRIMA FACIE evidence of the amount thereof owing to the Collateral Agent.

                       6. REPRESENTATIONS AND WARRANTIES.

     Each of the Collateral Agent, the Exchanging Holders and, by countersigning this Agreement, the Companies, represents and warrants to the other parties hereto that (i) the execution, delivery and performance of this Agreement (A) have been duly authorized by all requisite corporate action on its part and (B) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which it is subject or any judgment, order, writ, injunction, license or permit applicable to it and will not conflict with any provision of its corporate charter or bylaws or any agreement or other instrument binding upon it; and (ii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

                     7. CERTAIN INTERCREDITOR ARRANGEMENTS.

     7.1. TURNOVER OF COLLATERAL. If any Secured Party acquires custody, control or possession of any Collateral or proceeds therefrom (other than deposit accounts of the Borrowers and amounts on deposit therein), other than pursuant to the terms of this Agreement, such Secured Party shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent or, if the Collateral Agent shall so designate, an agent of the Collateral Agent (which agent may be a branch or affiliate of the Collateral Agent or any Symphony Fund) in the same form of payment received, with appropriate endorsements for distribution in accordance with the provisions of Section 4. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral and proceeds in trust for the Collateral Agent. Notwithstanding the foregoing, none of the Exchanging Holders shall be required to deliver to the Collateral Agent or such agent of the Collateral Agent, any amounts received by such Exchanging Holders prior to receipt by the Collateral Agent of Notice of Actionable Default to the extent that such amounts constitute payments of principal on the Notes required to be made pursuant to the Exchange Agreements and due and paid prior to such date or regular payments of interest on such Notes due and paid prior to such date.

     7.2.   PRO RATA SHARING.

     If the Collateral Agent's security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Agent shall nonetheless apply the proceeds of a Company's Collateral for the benefit of the holders of all Secured Obligations of such Company in the proportions (and in the priority) specified herein. To the extent that the Collateral Agent distributes proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

     7.3.   PARI PASSU.

     Each of the Collateral Agent and each of the Exchanging Holders acknowledges that the Collateral is being provided hereunder for the benefit of the Exchanging Holders on a pari passu basis as set forth herein without any priority to one Exchanging Holder over the other with respect to such Collateral (subject to the priority of payments to the Collateral Agent pursuant to Section 4 hereof).

           8. RELEASE OR SUBORDINATION OF COLLATERAL; FREEDOM TO DEAL.

     8.1. RELEASE OF COLLATERAL. The Collateral Agent is hereby authorized to release Collateral and to provide such releases and termination statements with respect to any Collateral (a) upon receipt of instructions from the Required Holders, (b) upon a sale of assets by the Companies permitted by the Exchange Agreements, or (c) as required pursuant to the Subordination Agreement.

     8.2. SUBORDINATION OF LIEN. The Collateral Agent may, in its discretion, subordinate by written instrument the Lien on all or any portion of the Collateral to the Senior Lender in connection with the Credit Facility.

     8.3. LEGALLY REQUIRED RELEASES. Whether or not so instructed by all of the Exchanging Holders, the Collateral Agent may release any Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law.

                         9. AMENDMENT OF THIS AGREEMENT.

     9.1. GENERAL. No waiver, modification or amendment of this Agreement or the Security Documents shall be effective unless the same shall be in writing and signed by the Required Holders (and, in the case of any Security Documents, subject to any applicable requirements set forth therein); PROVIDED, HOWEVER,
(i) no amendment or waiver shall adversely affect any present or former Collateral Agent's rights, immunities or rights to indemnification hereunder or under any of the Security Documents or expand its duties or reduce any amount payable to such Collateral Agent hereunder or under any Security Documents without the written consent of such Collateral Agent,; and (ii) no amendment to
Section 5.4 of this Agreement shall be effective without the written consent of each of the Companies.

     9.2. WAIVER. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

                               10. MISCELLANEOUS.

     10.1. FURTHER ASSURANCES, ETC. The Collateral Agent, the Exchanging Holders, and, by countersigning this Agreement, the Companies agree to execute and deliver such other documents and instruments, (in form and substance reasonably satisfactory to the Collateral Agent, in the case of any request made to or by the Collateral Agent) and shall take such other action, in each case as the Collateral Agent or any Secured Party may reasonably request (and reasonably acceptable to the Collateral Agent in the case of any request made to or by the Collateral Agent, and subject to any reimbursement requirements set forth herein or in any of the applicable Credit Documents, the cost and expense of which the Companies, by countersigning this Agreement, agree to pay), to effectuate and carry out the provisions of this Agreement including, without limitation, by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other appropriate documents or instruments.

     10.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the Collateral Agent, each of the Exchanging Holders and their respective successors and permitted assigns and shall be binding on the Companies and their successors and permitted assigns.

     10.3. NOTICES. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered to the addresses set forth in Section 13.2 of the Security Agreements.

Any such notice and other communications shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if mailed, sent by registered or certified first class mail postage prepaid, on the third Business Day following the mailing thereof; PROVIDED, HOWEVER, that a Notice of Actionable Default or any other notice to be delivered to the Collateral Agent pursuant to the terms of this Agreement shall not be deemed to have been received by the Collateral Agent until the Collateral Agent actually receives such notice.

     10.4. TERMINATION. Upon (i) receipt by the Collateral Agent from each Exchanging Holder of notice that either (A) the Exchanging Holder Debt has been indefeasibly paid in full in cash or defeased in accordance with the Permitted Exchange Agreement or (B) the Exchanging Holder Debt no longer constitutes Secured Obligations under the Security Documents and (ii) payment in full in cash of all Secured Obligations payable to the Collateral Agent pursuant to this Agreement or any applicable Credit Document, any remaining Liens created by the Security Documents shall terminate forthwith and all right, title and interest in the Collateral shall revert to the Companies and their successors and assigns.

     10.5. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS. THE PARTIES AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PARTIES BY MAIL AT THE ADDRESSES SPECIFIED IN SECTION 10.3. THE PARTIES HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     10.6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each of the parties hereto hereby waive any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the parties hereto (i) certifies that neither the Collateral Agent or the Exchanging Holders nor any representative, agent or attorney of the Collateral Agent or the Exchanging Holders has represented, expressly or otherwise, that the Collateral Agent would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into this Agreement, the Collateral Agent and the Exchanging Holders are relying upon, among other things, the waivers and certifications contained in this
Section 10.6.

     10.7. WAIVER OF RIGHTS. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

     10.8. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

     10.9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     10.10. SECTION HEADINGS. The section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     10.11. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any Permitted Exchange Agreement or any other Security Document, as among the Secured Parties the provisions of this Agreement shall be controlling. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the parties hereto and the Secured Parties any rights or remedies under or by reason of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Collateral Agent, the Symphony Funds, the Exchanging Holders and the Companies have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                         U.S. BANK NATIONAL ASSOCIATION,
                                         in its capacity as Collateral Agent


                                         By:      /s/ John A. Brennan
                                            ------------------------------------
                                            Name:  John A. Brennan
                                            Title: Trust Officer


                                         THE SYMPHONY FUNDS:

                                         RHAPSODY FUND, LP

                                         BY SYMPHONY ASSET MANAGEMENT LLC, as
                                         General Partner


                                         By:      /s/ Neil Rudolph
                                            ------------------------------------
                                            Name:  Neil Rudolph
                                            Title: Chief Operating Officer


                                         ARPEGGIO FUND

                                         BY SYMPHONY ASSET MANAGEMENT LLC, as
                                         Investment Advisor


                                         By:     /s/ Neil Rudolph
                                            ------------------------------------
                                            Name:  Neil Rudolph
                                            Title: Chief Operating Officer

                                         INTERNATIONAL MONETARY FUND
                                         -CONVERTIBLE ARBITRAGE ACCOUNT

                                         BY SYMPHONY ASSET MANAGEMENT LLC, as
                                         Investment Advisor


                                         By:      /s/ Neil Rudolph
                                            ------------------------------------
                                            Name:  Neil Rudolph
                                            Title: Chief Operating Officer


                                         CSV LIMITED

                                         BY SYMPHONY ASSET MANAGEMENT LLC, as
                                         Investment Advisor


                                         By:   /s/ Neil Rudolph
                                            ------------------------------------
                                            Name:  Neil Rudolph
                                            Title: Chief Operating Officer


                                         CITISAM, LTD.

                                         BY SYMPHONY ASSET MANAGEMENT LLC, as
                                         Investment Advisor

                                         By:     /s/ Neil Rudolph
                                            ------------------------------------
                                            Name:  Neil Rudolph
                                            Title: Chief Operating Officer


                                         ANDANTE FUND, LP

                                         BY SYMPHONY ASSET MANAGEMENT LLC, as
                                         General Partner

                                         By:      /s/ Neil Rudolph
                                            ------------------------------------
                                            Name:  Neil Rudolph
                                            Title: Chief Operating Officer

                                         VIVACE FUND, LP

                                         BY SYMPHONY ASSET MANAGEMENT LLC, as
                                         General Partner


                                         By       /s/ Neil Rudolph
                                            ------------------------------------
                                            Name:  Neil Rudolph
                                            Title: Chief Operating Officer


                                         ADAGIO FUND

                                         BY SYMPHONY ASSET MANAGEMENT LLC, as
                                         Investment Advisor


                                         By:    /s/ Neil Rudolph
                                            ------------------------------------
                                            Name:  Neil Rudolph
                                            Title: Chief Operating Officer

                                         THE EXCHANGING HOLDERS:

                                         JMG TRITON OFFSHORE FUND
                                         LIMITED CITCO

                                         By:    /s/ David Rubinstein
                                            ------------------------------------
                                            Name:  David Rubinstein
                                            Title: Portfolio Manager

ACCEPTED AND AGREED TO:


THE BORROWER:

iBASIS, INC.


By:
   ------------------------------------
   Name:
   Title:


iBASIS GLOBAL, INC.


By:
   ------------------------------------
   Name:
   Title:


THE GUARANTOR:


iBASIS SECURITIES CORPORATION

By:
   ------------------------------------
   Name:
   Title: